SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

SYMS CORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

SYMS CORP
One Syms Way
Secaucus, New Jersey 07094
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held July 29, 2011

Notice is hereby given that the 2011 Annual Meeting of the Shareholders of Syms Corp, a New Jersey corporation (the “Company”), which was originally scheduled for 11:00 a.m., Eastern daylight time, on Friday, August 5, 2011, has been rescheduled for 11:00 a.m., Eastern daylight time, on Friday, July 29, 2011, at the Company’s executive offices, One Syms Way, Secaucus, New Jersey 07094.

The close of business on June 15, 2011 will remain as the record date for the determination of shareholders entitled to notice of and to vote at the 2011 Annual Meeting and at any and all postponements or adjournments thereof. In addition, no change has been made to the proposals to come before the 2011 Annual Meeting, which were presented in the Proxy Statement that the Company mailed to you and filed with the Securities and Exchange Commission on June 24, 2011. Valid proxies that have already been submitted will continue to be valid for purposes of the rescheduled 2011 Annual Meeting on July 29, 2011 and at any and all postponements or adjournments thereof.

We look forward to seeing you on July 29, 2011.

By Order of the Board of Directors

/s/Laura McCabe Brandt

Laura McCabe Brandt
Corporate Secretary
July 8, 2011

ANNUAL MEETING OF SHAREHOLDERS OF

SYMS CORP

July 29, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.syms.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530403000000000000 3 072911

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of the following persons as Directors of the Company to serve for the respective terms set forth in the accompanying Proxy Statement:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Marcy Syms
- ○ Beth L. Bronner
- ○ Henry M. Chidgey
- ○ Bernard H. Tenenbaum
- ○ Thomas E. Zanecchia

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To cast a non-binding advisory vote on executive compensation ("say-on-pay").	☐	☐	☐

	1 year	2 years	3 years	ABSTAIN
3. To cast a non-binding advisory vote on the frequency of say-on-pay proposals.	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
4. To ratify the appointment of BDO USA, LLP as independent accountants of the Company for the fiscal year ending February 25, 2012.	☐	☐	☐

5. In their discretion with respect to any other matter that may properly come before the meeting or any and all adjournment(s) or postponement(s) thereof.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SYMS CORP

Annual Meeting of Shareholders – July 29, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Syms Corp, a New Jersey corporation (the "Company"), hereby appoints Marcy Syms, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all shares of common stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company (receipt of a copy of the Notice of such meeting, and Proxy Statement being acknowledged) on July 29, 2011 at 11:00 a.m., at the offices of Syms Corp, One Syms Way, Secaucus, New Jersey 07094, upon the following matters and upon such other business as may properly come before the meeting and any and all adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares. The undersigned hereby revokes any proxy previously given with respect to such shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES AND "FOR" PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

(Continued and to be signed on the reverse side)

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